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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 4, 2001



                         METROMEDIA FIBER NETWORK, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                   000-23269            11-3168327
      -------------------------------  ------------------  --------------------
       (STATE OR OTHER JURISDICTION     (COMMISSION FILE      (IRS EMPLOYER
            OF INCORPORATION)               NUMBER)         IDENTIFICATION NO.)

                   C/O METROMEDIA FIBER NETWORK SERVICES, INC.
                              360 HAMILTON AVENUE,
                 WHITE PLAINS, NEW YORK                     10601
             -------------------------------------------- ----------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (914) 421-6700
                                 --------------

                                 NOT APPLICABLE
     -----------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Ernst & Young LLP was previously the principal accountant for the Company. On December 4, 2001, that firm's appointment as principal accountant was terminated and KPMG LLP was engaged as principal accountants. The decision to change accountants was approved by the audit committee and the board of directors.

In connection with the audits of the two fiscal years ended December 31, 2000, and during the subsequent interim period through December 4, 2001, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of Ernst & Young LLP on the consolidated financial statements of Metromedia Fiber Network, Inc. as of and for the years ended December 31, 2000 and 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Ernst & Young LLP is attached as Exhibit 16.1.

During the two fiscal years ended December 31, 2000, and the subsequent interim period through December 4, 2001, the Company did not consult with KPMG LLP regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   METROMEDIA FIBER NETWORK, INC.


                                   By: /s/ Mark Spagnolo
                                   -----------------------------------
                                   Mark Spagnolo
                                   Chief Executive Officer


                                   Dated:  December 11, 2001


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                                  EXHIBIT INDEX


Exhibits

16.1  Letter from Ernst & Young LLP to the Securities and Exchange Commission.